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                                                                EXHIBIT 10.2

                         ASSIGNMENT OF RENTS AND LEASES


     This Assignment is made as of the _____ day of December, 1995, between Craftmade International, Inc., a Delaware corporation, having an office and usual place of business at 650 S. Royal, Coppell, Texas 75019 (herein called the "Assignor") and Allianz Life Insurance Company of North America, a Minnesota corporation, whose address is c/o Allianz Investment Corporation, 55 Greens Farms Road, P.O. Box 5160, Westport, Connecticut 06881-5160 (herein called the "Assignee").

                                    Recitals

     The Assignor has executed and delivered to the Assignee its promissory note of even date herewith in the principal amount of $9,200,000 (herein called the "Note").

         To secure payment of the Note, the Assignor has executed and delivered to the Assignee a Deed of Trust, Mortgage and Security Agreement of even date herewith (herein, together with all future amendments and supplements thereto, called the "Deed of Trust"), covering certain property (herein called the "Mortgaged Property") which, among other things, includes the real estate described in Exhibit A attached hereto and the buildings, improvements, fixtures and personal property now or hereafter located thereon.

         The Assignee, as a condition to making the loan evidenced by the Note, has required the execution of this Assignment.

         ACCORDINGLY, in consideration of the premises and in further consideration of the sum of One Dollar paid by the Assignee to the Assignor, the receipt of which is hereby acknowledged, the Assignor does hereby grant, transfer and assign to the Assignee all of the right, title and interest of the Assignor in and to (i) any and all present or future leases or tenancies, whether written or oral, covering or affecting any or all of the Mortgaged Property (all of which, together with any and all extensions, modifications and renewals thereof, are hereinafter collectively referred to as the "Leases" and each of which is referred to as a "Lease"), (ii) all security deposits, rents, profits and other income or payments of any kind due or payable or to become due or payable to the Assignor as the result of any use, possession or occupancy of all or any portion of the Mortgaged Property or as the result of the use of or lease of any personal property constituting a part of the Mortgaged Property (all of which are hereinafter collectively referred to as "Rents"), whether the Rents accrue before or after foreclosure of the Deed of Trust, all for the purpose of securing:

                 (a) Payment of all indebtedness evidenced by the Note and all other sums secured by the Deed of Trust or this Assignment; and

                 (b) Performance and discharge of each and every obligation, covenant and agreement of the Assignor contained herein, in the Deed of Trust and other Loan Documents (as such term is defined in the Deed of Trust).



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         THE ASSIGNOR WARRANTS AND COVENANTS that it is and will remain the absolute owner of the Rents and Leases free and clear of all liens and encumbrances other than the lien granted herein; that it has not heretofore assigned or otherwise encumbered its interest in any of the Rents or Leases to any person; that it has the right under applicable law, under the Leases, under its organizational documents and otherwise to execute and deliver this Assignment and keep and perform all of its obligations hereunder; that there are no existing defaults under the provisions thereof on the part of any party to the Leases; that no Rents have been waived, anticipated, discounted, compromised or released, except as may be stated in the Leases; and that tenants have no defenses, setoffs, or counterclaims against Assignor; that it will warrant and defend the Leases and Rents against all adverse claims, whether now existing or hereafter arising.

         The Assignor further covenants and agrees with the Assignee as follows:

         1. Performance of Leases. The Assignor will faithfully abide by, perform and discharge each and every obligation, covenant and agreement which it is now or hereafter becomes liable to observe or perform under any present or future Lease, and, at its sole cost and expense, enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the tenant under each and every Lease. The Assignor will observe and comply with all provisions of law applicable to the operation and ownership of the Mortgaged Property. The Assignor will give prompt written notice to the Assignee of any notice of default on the part of the Assignor with respect to any Lease received from the tenant thereunder, and will also at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease or the obligations, duties or liabilities of the Assignor or any tenant thereunder. The Assignor will not execute any Lease of the Mortgaged Property without obtaining the prior written consent of the Assignee with respect to such Lease. Assignor further agrees not to cancel, terminate or consent to or acquiesce in any surrender or abandonment of any of the Leases without the prior written consent of Assignee; except in the ordinary course of business not to commence any action of ejectment or any summary proceedings for dispossession of the tenant under any of the Leases, nor exercise any right of recovery of leased property provided in any Leases; not to modify or in any way alter the covenants, agreements, terms, conditions or obligations of any Leases without the prior written consent of Assignee; not to renew or extend the term of any Leases of the Premises unless an option therefor was originally so reserved by tenants in the Leases for a fixed and definite rental; and, except in the ordinary course of business, not to relocate any said tenant within the Premises, nor consent to any modification of the express purposes for which the Premises have been leased, nor consent to any subletting of the Premises or any part thereof or to any assignment of the Leases by any tenant thereunder or to any further or other assignment or subletting of any sublease, without the prior written consent of the Assignee, notwithstanding any previous consent of Assignee.

         2. Collection of Rents. The Assignor will not collect or accept any Rents for the use or occupancy of the Mortgaged Property for more than one month in advance. Security deposits which do not exceed two months rent shall not be deemed Rents for purposes of this paragraph.

         3. Protecting the Security of This Assignment. Should the Assignor fail to perform or observe any covenant or agreement contained in this Assignment, then the





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Assignee, but without obligation to do so and without releasing the Assignor from any obligation hereunder, may make or do the same in such manner and to such extent as the Assignee may deem appropriate to protect the security hereof, including, specifically, without limiting its general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Assignee, and also the right to perform and discharge each and every obligation, covenant and agreement of the Assignor contained in the Leases and in exercising any such powers to pay necessary costs and expenses, employ counsel and pay reasonable attorneys' fees. The Assignor will pay immediately upon demand all sums expended by the Assignee under the authority of this Agreement, together with interest thereon at the Default Rate stated in the Note, and the same shall be added to said indebtedness and shall be secured hereby and by the Deed of Trust.

         4. Present Assignment. This Assignment shall constitute a perfected, absolute and present assignment, provided that the Assignor shall have the right to collect, but not prior to accrual (except as permitted by paragraph 2 above), all of the Rents, and to retain, use and enjoy the same unless and until an Event of Default shall occur under the Deed of Trust or the Assignor shall have breached any warranty or covenant in this Assignment. Any security deposits received by Assignor prior to an Event of Default shall be assigned and paid over to Assignor immediately upon the occurrence of the Event of Default. Any Rents which accrue prior to an Event of Default under the Deed of Trust but are paid thereafter shall be paid to the Assignee.

         5. Survival of Obligation to Comply with Deed of Trust and This Assignment. This Assignment is given as security in addition to the Deed of Trust. The Assignor covenants and agrees to observe and comply with all terms and conditions contained in the Deed of Trust and in this Assignment and to prevent any Event of Default from occurring under the Deed of Trust. All of the Assignor's obligations under the Deed of Trust and this Assignment shall survive foreclosure of the Deed of Trust and the Assignor covenants and agrees to observe and comply with all terms and conditions of the Deed of Trust and this Assignment and to prevent any Event of Default from occurring under the Deed of Trust throughout any period of redemption after foreclosure of the Deed of Trust.

         6. Default, Remedies. Upon the occurrence of any Event of Default specified in the Deed of Trust or upon the breach of any warranty or covenant in this Assignment, the Assignee may, at its option, at any time:

                 (a) in the name, place and stead of the Assignor and without becoming a mortgagee in possession (i) enter upon, manage and operate the Mortgaged Property or retain the services of one or more independent contractors to manage and operate all or any part of the Mortgaged Property;
(ii) make, enforce, modify and accept surrender of the Leases; (iii) obtain or evict tenants, collect, sue for, fix or modify the Rents and enforce all rights of the Assignor under the Leases; and (iv) perform any and all other acts that may be necessary or proper to protect the security of this Assignment.

                 (b) with or without exercising the rights set forth in subparagraph (a) above, give or require the Assignor to give notice to any or all tenants under the Leases authorizing and directing the tenants to pay all Rents under the Leases directly to the Assignee.





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                 (c)      without regard to waste, adequacy of the security or
solvency of the Assignor, apply for, and the Assignor hereby consents to, the appointment of a receiver of the Mortgaged Property, whether or not foreclosure proceedings have been commenced under the Deed of Trust, and if such proceedings have been commenced, whether or not a foreclosure sale has occurred.

         The exercise of any of the foregoing rights or remedies and the application of the rents, profits and income pursuant to paragraph 7, shall not cure or waive any Event of Default (or notice of default) under the Deed of Trust or invalidate any act done pursuant to such notice.

         7. Application of Rents, Profits and Income. All Rents collected by the Assignee or the receiver each month shall be applied as follows:

                 (a) to payment of all reasonable fees of the receiver approved by the court;

                 (b) to payment of all tenant security deposits then owing to tenants under any of the Leases;

                 (c) to payment of all prior or current real estate taxes and special assessments with respect to the Mortgaged Property, or if the Deed of Trust requires periodic escrow payments for such taxes and assessments, to the escrow payments then due;

                 (d) to payment of all premiums then due for the insurance required by the provisions of the Deed of Trust, or if the Deed of Trust requires periodic escrow payments for such premiums, to the escrow payments then due;

                 (e) to payment of expenses incurred for normal maintenance of the Mortgaged Property; and

                 (f) to the Assignee for payment of the indebtedness secured by the Deed of Trust or this Assignment, but no such payment made after acceleration of the indebtedness shall affect such acceleration.

         The rights and powers of the Assignee under this Assignment and the application of Rents under this paragraph 7 shall continue during the pendency of any proceedings for the foreclosure and/or sale of the Mortgaged Property, or any part thereof, unless all indebtedness secured hereby has been fully satisfied.

         8. No Liability for Assignee. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability of the Assignor under the Leases. This Assignment shall not operate to place upon the Assignee responsibility for the control, care, management or repair of the Mortgaged Property or for the carrying out of any of the terms and conditions of the Leases. The Assignee shall not be responsible or liable for any waste committed on the Mortgaged Property, for any dangerous or defective condition of the Mortgaged Property, for any negligence in the management, upkeep, repair or control of said Mortgaged Property or for failure to collect the Rents.





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         9.      Assignor's Indemnification.  THE ASSIGNOR SHALL AND DOES
HEREBY AGREE TO INDEMNIFY AND TO HOLD THE ASSIGNEE HARMLESS OF AND FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITY, LOSS OR DAMAGE (INCLUDING ALL COSTS, EXPENSES, AND REASONABLE ATTORNEYS' FEES IN THE DEFENSE THEREOF) ASSERTED AGAINST, IMPOSED ON OR INCURRED BY THE ASSIGNEE IN CONNECTION WITH OR AS A RESULT OF THIS ASSIGNMENT OR THE EXERCISE OF ANY RIGHTS OR REMEDIES UNDER THIS ASSIGNMENT OR UNDER THE LEASES OR BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS OF THE ASSIGNEE TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN THE LEASES. THE FOREGOING INDEMNITY IS INTENDED TO BE APPLICABLE AND BINDING UPON THE ASSIGNOR NOTWITHSTANDING THAT A CLAIM, DEMAND, LIABILITY, LOSS OR DAMAGE ARISES OR IS ALLEGED TO HAVE ARISEN FROM THE SOLE OR CONCURRENT NEGLIGENCE OF ASSIGNEE; HOWEVER, SAID INDEMNITY IS NOT INTENDED TO INCLUDE ANY CLAIM, LIABILITY, LOSS OR DAMAGE ARISING FROM THE WILLFUL MISCONDUCT OF ASSIGNEE. SHOULD THE ASSIGNEE INCUR ANY LIABILITY UNDER THE FOREGOING INDEMNITY, THE AMOUNT THEREOF, TOGETHER WITH INTEREST THEREON, AT THE RATE STATED IN THE NOTE, SHALL BE SECURED HEREBY AND BY THE DEED OF TRUST AND THE ASSIGNOR SHALL REIMBURSE THE ASSIGNEE THEREFOR IMMEDIATELY UPON DEMAND.

         10. Authorization to Tenant. Upon notice from the Assignee that it is exercising the remedy set forth in paragraph 6(b) of this Assignment, the tenants under the Leases are hereby irrevocably authorized and directed to pay to the Assignee all sums due under the Leases, and the Assignor hereby consents and directs that said sums shall be paid to the Assignee without the necessity for a judicial determination that a default has occurred hereunder or under the Deed of Trust or that the Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to the Assignee, the Assignor agrees that the tenant shall have no further liability to the Assignor for the same. The signature of the Assignee alone shall be sufficient for the exercise of any rights under this Assignment and the receipt of the Assignee alone for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Mortgaged Property. Checks for all or any part of the Rents collected under this Assignment shall upon notice from the Assignee be drawn to the exclusive order of the Assignee.

         11. Satisfaction. Upon the payment in full of all indebtedness secured hereby as evidenced by a recorded release of the Deed of Trust, this Assignment shall, without the need for any further satisfaction or release, become null and void and be of no further effect.

         12. Assignee an Attorney-In-Fact. The Assignor hereby irrevocably appoints the Assignee, and its successors and assigns, as its attorney-in-fact for the purposes set forth in this paragraph 12, which appointment is coupled with an interest and shall be effective upon the occurrence of an Event of Default. Pursuant to such appointment, upon the occurrence of an Event of Default Assignee shall be the attorney-in-fact for Assignor with the right but not the duty to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as the Assignee may deem appropriate to make this Assignment and any further assignment effective, including without limiting the generality of the foregoing, the right to endorse on behalf and in the name of the Assignor all checks from tenants in payment of Rents that are made payable to the Assignor.





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         13.     Assignee Not a Mortgagee in Possession.  Nothing herein
contained and no actions taken pursuant to this Assignment shall be construed as constituting the Assignee a mortgagee in possession.

         14. Specific Assignment of Leases. Until the indebtedness secured hereby shall have been paid in full, Assignor will deliver to the Assignee executed copies of any and all other and future Leases upon all or any part of the Mortgaged Property. The Assignor will transfer and assign to the Assignee, upon written notice by the Assignee, any and all specific Leases that the Assignee requests. Such transfer or assignment by the Assignor shall be upon the same or substantially the same terms and conditions as are herein contained, and the Assignor will properly file or record such assignments, at the Assignor's expense, if requested by the Assignee.

         15. Unenforceable Provisions Severable. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity of other terms hereof shall in no way be affected thereby. It is the intention of the parties hereto, however, that this Assignment shall confer upon the Assignee the fullest rights, remedies and benefits available pursuant to the laws of the State of Texas.

         16. Successors and Assigns. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the Assignor and the Assignee, including any purchaser at a foreclosure sale.

         17. Captions; Amendments; Notices. The captions and headings of the paragraphs of this Assignment are for convenience only and shall not be used to interpret or define the provisions of this Assignment. This Assignment can be amended only in writing signed by the Assignor and the Assignee. Any notice from this Assignment to the Assignor under this Assignment shall be deemed to have been given when given by the Assignee in accordance with the requirements for notice by the Mortgagee under the Deed of Trust.

         18. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument.

         19. Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail, or equivalent, to the respective party's address as set forth hereinabove or to such other place such party may by notice in writing designate as its address, shall constitute service of notice hereunder.





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         IN WITNESS WHEREOF the Assignor has executed this Assignment as of the day and year first-above written.

                                        CRAFTMADE INTERNATIONAL, INC.,
                                        a Delaware corporation



                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________


STATE OF _________________________  Section
                                    Section
COUNTY OF ________________          Section

         This instrument was acknowledged before me on the _____ day of December, 1995, by _________________________, _______________________ of
Craftmade International, Inc., a Delaware corporation, on behalf of said corporation.


                                             _________________________________
                                             Notary Public

My Commission Expires:


_____________________





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                                   EXHIBIT A

                               LEGAL DESCRIPTION



Being Lot 3R of REPLAT OF A PORTION OF "FREEPORT NORTH", an addition to the City of Coppell, Texas, according to the Map thereof recorded in Volume 95245, Page 2050, Map Records of Dallas County, Texas.





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